                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2743

                          SCUDDER STRATEGIC INCOME FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Income Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Strategic Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Strategic Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	4.25%	9.52%	9.12%	4.00%	6.05%
Class B	3.81%	8.85%	8.20%	3.08%	5.06%
Class C	3.82%	8.70%	8.37%	3.29%	5.27%
Lehman Brothers Government/Corporate Bond Index+	1.17%	1.80%	7.15%	6.84%	7.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 4.56	$ 4.55	$ 4.58
10/31/03	$ 4.53	$ 4.52	$ 4.56
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .15	$ .13	$ .13
April Income Dividend	$ .0255	$ .0222	$ .0230
SEC 30-day Equivalent Yield as of 4/30/04++	5.27%	4.54%	4.56%
Current Annualized Distribution Rate (based on Net Asset Value) as of 4/30/04++	6.71%	5.85%	6.03%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Multi-Sector Income Funds as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	105	35
3-Year	37	of	96	39
5-Year	76	of	91	83
10-Year	19	of	29	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Strategic Income Fund - Class A [] Lehman Brothers Government/Corporate Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,459	$12,408	$11,619	$17,178
	Average annual total return	4.59%	7.46%	3.05%	5.56%
Class B	Growth of $10,000	$10,585	$12,468	$11,559	$16,389
	Average annual total return	5.85%	7.63%	2.94%	5.06%
Class C	Growth of $10,000	$10,870	$12,729	$11,758	$16,720
	Average annual total return	8.70%	8.37%	3.29%	5.27%
Lehman Brothers Government/ Corporate Bond Index+	Growth of $10,000	$10,180	$12,301	$13,922	$20,421
	Average annual total return	1.80%	7.15%	6.84%	7.40%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Fund's most recent semiannual period ended April 30, 2004.

Q: How did the fund perform for the six-month period ended April 30?

A: The fund provided a 4.25% total return (Class A shares, unadjusted for sales charges, which, if included, would have been lower) for the six months ended April 30, 2004, outpacing the 1.17% total return of the fund's benchmark, the unmanaged Lehman Brothers Government/Corporate Bond Index.1,2 (Please see pages 3 through 5 for performance of other share classes and more complete performance information.) The fund also outperformed the 2.93% average return of its peers in the Lipper Multi-Sector Income Funds category.3

1 Returns reflect the reinvestment of all distributions.
2 The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
3 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. It is not possible to invest directly in the Lipper category.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: Thematically, the first three months of the reporting period were more eventful and positive than the last three months of the period. In late 2003 and early 2004, yield spreads of both emerging-market bonds and high-yield bonds were still tightening, whereas in the last three months there was reduced market activity and not as much opportunity to add value strategically.4 However, during the reduced activity of the last three months, we succeeded in holding on to most of the gains generated earlier in the period.

4 The yield spread is the difference in yield between non-Treasury bonds, such as emerging-market bonds or high-yield bonds, and Treasury bonds of comparable maturity. If yield spreads are "tightening," for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "widening," it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

In terms of specific sectors, by the middle of 2003, emerging markets had seemed to many observers to be fully valued. But we perceived that technical factors such as supply and demand remained favorable, and the US Federal Reserve was still making it clear in its policy statements that in order to stave off a possible deflationary spiral, it would remain accommodative by keeping short-term interest rates low and maintaining an ample money supply. In addition, investors' risk appetites were still strong, and fundamental economic factors were improving in a number of emerging-market countries. Finally, a global backdrop of political stability and rising commodity prices rounded out a positive environment for emerging markets. Yield spreads responded by continuing to tighten significantly through the end of 2003 and into January. We held an overweight position in emerging-market bonds compared with other multisector income funds during this period, which benefited the fund's total return and peer ranking.

At the end of January, however, with government economic reports growing more and more positive, the Fed signaled that its accommodative stance on interest rates would end fairly soon in order to ward off a resurgence in inflation. In response, emerging-market bond prices fell sharply, and yields rose. Following this quick reversal and widening of yield spreads, emerging-market bond prices stabilized through early April. The fact that emerging-market bonds became range-bound led us to believe that the late-January sell-off was an overreaction to the Fed statement. Demand for emerging-market bonds was holding firm, and fundamentals were still favorable. From February through early April, we were rewarded for this stance as the fund collected high income and spreads tightened modestly.

In early April, we reduced the fund's allocation in emerging-market bonds from an overweight to a neutral position compared with the fund's peers. Then, during the last two weeks of the semiannual period, the combination of (1) investors' concern over anticipated Fed actions to tighten credit, (2) measurably increased US economic activity and (3) hedge funds' reversal of the "carry trade" (borrowing at low short-term rates to invest in higher-coupon issues) led to another sell-off in emerging-market bonds. In retrospect, we would have reduced the fund's emerging-market position even further if we could have predicted the intensity of the late sell-off. Having a neutral position in emerging-market bonds - as opposed to an underweight position - detracted somewhat from performance during the last two weeks of April.

Q: Will you comment on how country-specific events affected emerging-market performance?

A: During the period, we followed events in Brazil especially closely, as economic fundamentals there have grown more difficult. Investors are watching the high-level balancing act that President Lula and his finance minister have been forced to perform: In a difficult economic environment, they must carefully manage the level of short-term interest rates to spur growth yet curb inflation. If Brazil doesn't perform its balancing act just right, inflation there is poised to surge. Alternatively, inordinately high short-term interest rates could severely set back economic recovery. Brazilian bonds are beginning to be hurt by these concerns, as investors had "priced in" a perfect scenario for Brazil's economy. Often, as Brazil goes, so go emerging markets overall. Thus, in addition to the US Federal Reserve's policy shift, worry over Brazil has been the second most important driver in the widening of emerging-market yield spreads. We are hopeful that Brazil's leaders will continue to exhibit prudent judgment in managing the country's economy.

Q: How did the environment for high-yield bonds affect fund performance?

A: High-yield bond prices were relatively stable during the six-month period, though they did exhibit some volatility. The question for high-yield investors during the period was how strong the US economic recovery would be. While the Fed's accommodative interest-rate policy was still firmly in place, the carry trade remained attractive for large high-yield investors. High-yield bonds barely reacted to the Fed's announcement of a policy shift in early January. However, as the government's monthly job-creation statistics continued to disappoint investors, as equity markets faltered on concern over rising interest rates and as economic growth continued to gather momentum, large leveraged high-yield investors began to sell their positions. The sizable volume of these trades put downward pressure on high-yield prices. High yield managed to stage a brief rally in April, however.

During the period, the fund's high-yield bond allocation ranged from 40% of portfolio assets to its current position at 43%. Even when leveraged investors were selling, we believed that the market was overreacting to short-term events. We also thought that the strengthening economy's tendency to improve the balance sheets and credit profiles of high-yield companies would improve the level of fair value spreads in the sector. High-yield bonds outperformed emerging-market bonds dramatically during the latter part of the period, and we continue to hold an overweight position in high yield relative to the fund's peers.

Q: How is the remainder of the fund's portfolio allocated?

A: Much of the remainder of the portfolio is invested in high-quality sovereign bonds. Here we're focused on the major capitalized countries. These include the United Kingdom, countries within the European Union and Japan. The fund also invests in US Treasury bonds. This means that within the fund we have very high-quality as well as lower-quality bonds, but very few investment-grade bonds. We "barbell" the fund's credit exposure this way to make it easier for us to distinguish between the fund's levels of credit risk and interest rate risk, and to manage each type of risk independently.

Q: How did the fund's currency stance influence performance?

A: Overall, the fund's currency positions had a neutral effect on performance. The value of the yen versus the dollar, for example, is now very close to where it was at the beginning of the period. Our currency stance has assumed continuing weakness in the US dollar, and we have tried to capitalize on this by holding yen, euros, pound sterling and Swedish krona. That trade worked very well for the fund at the beginning of the period, but more recently it detracted from performance as the dollar strengthened. We are nevertheless maintaining our position, as our outlook for the dollar remains moderately bearish.

In the latter part of the period, the dollar rallied on news of the Fed's shift to an anti-inflation bias. We felt that the rally was overdone, that the need to fuel US fiscal spending in this country with foreign capital inflows would continue to put negative pressure on the dollar. In addition, the Bush administration's rhetoric had demonstrated to the market that they are not concerned by the weaker dollar. We felt as though this rally in the dollar in response to the potential for higher interest rates was overdone. The longer-term direction of the dollar remains to be seen, but the more that the Fed exhibits caution and acts deliberately, the more we think that the US dollar can fall further.

Q: Will you comment on the fund's diversification strategy?

A: One aspect of our strategy that has helped performance is global diversification of the fund's interest rate exposure. Over the semiannual period, the fund had exposure to Japanese interest rate markets as well as European markets. In the recent sell-off in US markets, the fund's Japanese exposure was beneficial, as yields in Japanese fixed-income markets didn't rise as much as US yields.

Going forward, we will carefully monitor the statements and actions of the US Federal Reserve as well as those of other major central banks. We believe that Scudder Strategic Income Fund remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Portfolio Composition	4/30/04	10/31/03

High-Yield Corporate Bonds	43%	42%
Emerging Market Bonds	23%	18%
Foreign Currency Bonds	19%	14%
US Government Backed	10%	23%
Cash Equivalents	3%	2%
Other	2%	1%
	100%	100%

Quality	4/30/04	10/31/03

AAA*	23%	31%
AA	9%	6%
A	7%	6%
BBB	4%	4%
BB	14%	15%
B	34%	31%
CCC and CC	8%	6%
Below CC	1%	1%
	100%	100%

* Includes cash equivalents
Interest Rate Sensitivity	4/30/04	10/31/03

Average maturity	7.4 years	7.2 years
Average duration	5.1 years	5.1 years

Portfolio composition, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 42.2%
Consumer Discretionary 8.6%
Advantica Restaurant Co., 12.75%, 9/30/2007	315,000	342,563
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	510,000	499,800
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	520,000	508,300
AMF Bowling Worldwide, Inc., 144A, 10.0%, 3/1/2010	255,000	264,563
Amscan Holdings, Inc., 144A, 8.75%, 5/1/2014	145,000	147,175
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	335,000	324,950
Avalon Cable LLC, 11.875%, 12/1/2008	122,891	130,572
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	465,000	432,450
Boca Resorts, Inc., 9.875%, 4/15/2009	500,000	526,250
Buffets, Inc., 11.25%, 7/15/2010	240,000	263,400
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009**	150,000	154,500
144A, 8.0%, 4/15/2012	180,000	180,450
Carrols Corp., 9.5%, 12/1/2008	435,000	450,225
Charter Communications Holdings LLC:
9.625%, 11/15/2009 (f)	880,000	748,000
144A, 10.25%, 9/15/2010	1,090,000	1,122,700
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011 (f)	800,000	522,000
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	45,000	26,887
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	485,000	525,012
Circus & Eldorado, 10.125%, 3/1/2012	545,000	553,175
CKE Restaurants, Inc., 9.125%, 5/1/2009	370,000	385,725
CSC Holdings, Inc., 7.875%, 12/15/2007	525,000	559,125
Dex Media East LLC, 12.125%, 11/15/2012	2,335,000	2,708,600
DIMON, Inc.:
144A, 7.75%, 6/1/2013	330,000	322,575
Series B, 9.625%, 10/15/2011	1,110,000	1,187,700
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	100,000	101,125
Eldorado Resorts LLC, 10.5%, 8/15/2006	888,000	903,540
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	410,000	229,600
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	325,000	334,344
General Motors Corp., 8.25%, 7/15/2023	560,000	599,300
Herbst Gaming, Inc., 10.75%, 9/1/2008	895,000	1,006,875
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	720,000	0
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	70,000	76,650
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	495,000	444,262
International Game Technology, 8.375%, 5/15/2009	495,000	579,617
Jacobs Entertainment Co., 11.875%, 2/1/2009	455,000	500,500
Kellwood Co., 7.625%, 10/15/2017	295,000	314,274
Krystal, Inc., 10.25%, 10/1/2007	435,000	440,981
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	450,000	505,125
Levi Strauss & Co., 12.25%, 12/15/2012 (f)	250,000	223,750
Lin Television Corp., 144A, 6.5%, 5/15/2013	105,000	103,425
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	255,000	240,975
Mediacom LLC, 9.5%, 1/15/2013 (f)	365,000	363,175
Nebraska Book Co., Inc., 144A, 8.625%, 3/15/2012	165,000	166,238
PEI Holding, Inc., 11.0%, 3/15/2010	400,000	465,000
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	980,000	1,024,100
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	240,000	259,200
PRIMEDIA, Inc.:
7.625%, 4/1/2008 (f)	450,000	453,375
8.875%, 5/15/2011	355,000	361,212
Remington Arms Co., Inc., 10.5%, 2/1/2011	423,000	420,885
Renaissance Media Group, 144A, 10.0%, 4/15/2008	685,000	707,262
Rent-Way Inc., 144A, 11.875%, 6/15/2010	205,000	228,575
Restaurant Co., 144A, 11.25%, 5/15/2008	671,724	667,526
River Rock Entertainment, 144A, 9.75%, 11/1/2011	160,000	170,400
Samsonite Corp., 10.75%, 6/15/2008	1,050,000	1,092,000
Schuler Homes, Inc., 10.5%, 7/15/2011	650,000	747,500
Scientific Games Corp., 12.5%, 8/15/2010	250,000	291,250
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	311,000	321,238
Seneca Gaming Corp., 144A, 7.25%, 5/1/2012	225,000	228,994
Simmons Co., 144A, 7.875%, 1/15/2014	165,000	163,350
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,085,000	1,152,812
8.75%, 12/15/2011	385,000	423,500
Six Flags, Inc., 8.875%, 2/1/2010 (f)	15,000	15,263
Sonic Automotive, Inc., 144A, 8.625%, 8/15/2013 (f)	485,000	522,587
The Reader's Digest Association, Inc., 144A, 6.5%, 3/1/2011	260,000	262,600
Toys "R" Us, Inc.:
7.375%, 10/15/2018	720,000	689,400
7.875%, 4/15/2013 (f)	165,000	169,950
Trump Holdings & Funding, 11.625%, 3/15/2010 (f)	500,000	506,250
United Auto Group, Inc., 9.625%, 3/15/2012 (f)	180,000	201,150
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	425,000	410,125
Venetian Casino Resort LLC, 11.0%, 6/15/2010	215,000	251,550
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	370,000	366,300
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	375,000	405,000
Williams Scotsman, Inc., 9.875%, 6/1/2007 (f)	450,000	447,750
Worldspan LP/WS Finance Corp., 144A, 9.625%, 6/15/2011 (f)	495,000	530,887
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	375,000	360,938
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	335,000	338,350
		34,676,732
Consumer Staples 0.8%
Agrilink Foods, Inc., 11.875%, 11/1/2008	258,000	273,480
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	425,000	446,250
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	445,000	450,562
Pilgrim's Pride Corp., 9.625%, 9/15/2011	185,000	201,650
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	345,000	324,300
7.3%, 3/10/2019	537,932	484,139
"C1", Series 97, 11.25%, 7/1/2008	275,000	304,563
Salton, Inc., 10.75%, 12/15/2005	125,000	120,000
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	150,000	154,875
Swift & Co.:
10.125%, 10/1/2009	330,000	352,688
12.5%, 1/1/2010	60,000	63,600
United Agri Products, 144A, 8.25%, 12/15/2011	100,000	113,250
		3,289,357
Energy 3.1%
Avista Corp., 9.75%, 6/1/2008	1,305,000	1,566,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,505,000	1,738,275
Continental Resources, Inc., 10.25%, 8/1/2008	895,000	924,087
Edison Mission Energy, 7.73%, 6/15/2009	1,200,000	1,134,000
El Paso Production Holdings Corp., 7.75%, 6/1/2013	1,770,000	1,681,500
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	335,000	352,688
MAPCO, Inc., 7.25%, 3/1/2009	235,000	236,763
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	610,000	626,775
On Semiconductor Corp., 13.0%, 5/15/2008 (f)	250,000	301,250
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	900,000	940,500
Pioneer Natural Resources Co., 9.625%, 4/1/2010 (f)	200,000	247,804
Southern Natural Gas, 8.875%, 3/15/2010	510,000	563,550
Stone Energy Corp., 8.25%, 12/15/2011	445,000	480,600
Westport Resources Corp., 8.25%, 11/1/2011	225,000	252,562
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	290,000	287,100
8.75%, 3/15/2032	470,000	479,400
Wiser Oil Co., 9.5%, 5/15/2007	560,000	558,600
		12,371,454
Financials 11.0%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	860,000	869,675
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	256,000	240,640
144A, 8.5%, 1/31/2012	360,000	348,300
AmeriCredit Corp., 9.25%, 5/1/2009	880,000	937,200
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	235,000	145,612
BF Saul REIT, 144A, 7.5%, 3/1/2014	740,000	741,850
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	215,000	239,725
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	375,000	386,250
Dollar Financial Group, Inc., 9.75%, 11/15/2011	390,000	419,250
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	795,000	899,226
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	230,000	0
Global Exchange Services, 144A, 12.0%, 7/15/2008**	520,000	494,000
IOS Capital LLC, 7.25%, 6/30/2008	39,000	41,584
iStar Financial, Inc., 6.0%, 12/15/2010	165,000	165,701
Poster Financial Group, 144A, 8.75%, 12/1/2011	530,000	556,500
PXRE Capital Trust I, 8.85%, 2/1/2027	180,000	182,250
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	385,000	283,938
6.875%, 7/15/2028	430,000	308,525
7.75%, 2/15/2031	350,000	264,250
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (f)	705,000	838,950
Tennessee Valley Authority, "A", 6.79%, 5/23/2012	5,750,000	6,567,845
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	355,000	364,763
Trac-X North America Holdings, 144A, 7.375%, 3/25/2009 (f)	28,000,000	27,265,000
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	335,000	274,281
Universal City Development, 11.75%, 4/1/2010	660,000	762,300
WMC Finance Co., 144A, 11.75%, 12/15/2008	530,000	654,550
		44,252,165
Health Care 1.3%
aaiPharma, Inc., 144A, 11.0%, 4/1/2010	455,000	409,500
AmeriPath, Inc.:
10.5%, 4/1/2013	255,000	261,375
144A, 10.5%, 4/1/2013	275,000	281,875
AmerisourceBergen Corp., 7.25%, 11/15/2012	415,000	441,975
Biovail Corp., 7.875%, 4/1/2010	840,000	825,300
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	240,000	240,900
Interactive Health LLC, 144A, 7.25%, 4/1/2011	310,000	269,700
Team Health, Inc., 144A, 9.0%, 4/1/2012	185,000	177,600
Tenet Healthcare Corp., 6.375%, 12/1/2011	2,445,000	2,133,263
		5,041,488
Industrials 5.5%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	335,000	355,100
Aearo Co. I, 144A, 8.25%, 4/15/2012	130,000	133,250
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	315,000	302,400
Series B, 8.875%, 4/1/2008	610,000	677,100
AMI Semiconductor, Inc., 10.75%, 2/1/2013	232,000	272,020
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	490,000	553,700
Argo-Tech Corp., 8.625%, 10/1/2007	540,000	540,000
Avondale Mills, Inc., 144A, 10.25%, 7/1/2013	600,000	348,000
Browning-Ferris Industries:
7.4%, 9/15/2035	380,000	351,500
9.25%, 5/1/2021	180,000	198,900
CHC Helicopter Corp., 144A, 7.375%, 5/1/2014	270,000	273,375
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	780,000	826,800
Collins & Aikman Products, 10.75%, 12/31/2011	845,000	874,575
Congoleum Corp., 144A, 8.625%, 8/1/2008*	625,000	418,750
Continental Airlines, Inc., 8.0%, 12/15/2005 (f)	410,000	389,500
Corrections Corp. of America, 9.875%, 5/1/2009	545,000	614,487
CP Ships Ltd., 10.375%, 7/15/2012	530,000	614,800
Dana Corp.:
7.0%, 3/1/2029	810,000	777,600
9.0%, 8/15/2011	210,000	247,800
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (f)	460,000	354,200
7.9%, 12/15/2009 (f)	205,000	110,700
Eagle-Pitcher, Inc., 9.75%, 9/1/2013	480,000	525,600
Erico International Corp., 144A, 8.875%, 3/1/2012	255,000	263,925
Evergreen International Aviation, Inc., 144A, 12.0%, 5/15/2010 (f)	205,000	141,450
Golden State Petroleum Transportation, 8.04%, 2/1/2019	330,000	327,225
GS Technologies, 12.0%, 9/1/2004*	269,411	674
Hercules, Inc.:
144A, 6.75%, 10/15/2029	85,000	84,150
11.125%, 11/15/2007	932,000	1,118,400
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	530,000	581,675
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	375,000	376,875
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	430,000	485,900
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	150,000	166,500
J Crew Operating Corp., 10.375%, 10/15/2007	15,000	15,150
Kansas City Southern:
7.5%, 6/15/2009	160,000	164,800
9.5%, 10/1/2008	810,000	897,075
MemberWorks, Inc., 144A, 9.25%, 4/1/2014	150,000	149,625
Meritage Corp., 144A, 7.0%, 5/1/2014	310,000	300,700
Millennium America, Inc.:
7.625%, 11/15/2026	720,000	648,000
9.25%, 6/15/2008 (f)	640,000	697,600
144A, 9.25%, 6/15/2008	625,000	681,250
Mobile Mini, Inc., 9.5%, 7/1/2013	400,000	448,000
Motors and Gears, Inc., 10.75%, 11/15/2006	580,000	513,300
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	2,200,000	132,000
Ply Gem Industries, Inc., 144A, 9.0%, 2/15/2012	315,000	322,875
Republic Engineered Products LLC, 10.0%, 8/16/2009*	523,294	366,306
Sea Containers Ltd., 10.5%, 5/15/2012	375,000	368,437
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	520,000	540,800
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	720,000	694,800
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	255,000	244,800
10.375%, 7/1/2012	415,000	456,500
Tenneco Automotive, Inc., 11.625%, 10/15/2009	315,000	344,925
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	305,000	352,275
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	410,000	416,150
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011 (f)	200,000	219,500
		22,281,799
Information Technology 0.4%
Activant Solutions, Inc., 10.5%, 6/15/2011	380,000	394,250
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	300,000	306,000
DigitalNet, Inc., 144A, 9.0%, 7/15/2010	324,000	348,300
Lucent Technologies, Inc., 6.45%, 3/15/2029 (f)	130,000	103,025
Mediacom Broadband LLC, 11.0%, 7/15/2013 (f)	200,000	214,000
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	270,000	288,900
		1,654,475
Materials 4.6%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014	240,000	249,000
AMH Holdings, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,030,000	669,500
Aqua Chemical, Inc., 11.25%, 7/1/2008	605,000	502,150
ARCO Chemical Co., 9.8%, 2/1/2020	1,925,000	1,915,375
Caraustar Industries, Inc., 9.875%, 4/1/2011 (f)	425,000	433,500
Dayton Superior Corp.:
10.75%, 144A, 9/15/2008	425,000	425,000
13.0%, 6/15/2009	380,000	277,400
Equistar Chemicals LP:
8.75%, 2/15/2009	1,325,000	1,394,562
144A, 10.625%, 5/1/2011 (f)	35,000	39,200
Euramax International, Inc., 8.5%, 8/15/2011	410,000	434,600
Fibermark, Inc., 144A, 10.75%, 4/15/2011* (f)	720,000	381,600
Foamex LP, 10.75%, 4/1/2009	20,000	18,700
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	675,000	216,000
Georgia-Pacific Corp.:
7.375%, 12/1/2025 (f)	1,025,000	999,375
7.7%, 6/15/2015	135,000	147,488
144A, 8.0%, 1/15/2024	635,000	666,750
9.375%, 2/1/2013	775,000	900,937
Hexcel Corp., 144A, 9.75%, 1/15/2009 (f)	360,000	378,000
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	455,000	516,425
Huntsman International LLC:
10.125%, 7/1/2009	505,000	608,243
144A, 11.625%, 10/15/2010	385,000	423,500
IMC Global, Inc., 144A, 10.875%, 8/1/2013 (f)	470,000	576,925
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	710,000	681,600
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	595,000	606,900
MMI Products, Inc., Series B, 11.25%, 4/15/2007	80,000	72,000
Mueller Group Inc., 144A, 5.919%, 11/1/2011**	200,000	205,500
Neenah Corp.:
144A, 11.0%, 9/30/2010	550,000	599,500
144A, 13.0%, 9/30/2013	428,070	434,491
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	205,000	225,500
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (f)	890,000	918,925
Pliant Corp.:
144A, Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	115,000	96,025
11.125%, 9/1/2009	430,000	457,950
13.0%, 6/1/2010 (f)	130,000	117,650
Port Townsend Paper Corp., 144A, 11.0%, 4/15/2011	24,500	24,561
TriMas Corp., 9.875%, 6/15/2012	830,000	896,400
United States Steel LLC, 9.75%, 5/15/2010	307,000	347,678
US Can Corp., Series B, 12.375%, 10/1/2010 (f)	225,000	207,000
Valmont Industries, Inc., 144A, 6.875%, 5/1/2014	265,000	265,223
Waste Services, Inc., 144A, 9.5%, 4/15/2014	210,000	215,250
		18,546,383
Telecommunication Services 4.5%
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,395,000	1,346,175
American Tower Corp.:
144A, 7.5%, 5/1/2012	240,000	231,600
9.375%, 2/1/2009	790,000	847,275
American Tower Escrow Corp., Zero Coupon, 8/1/2008	585,000	425,588
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	335,000	310,712
144A, 8.375%, 1/15/2014 (f)	1,220,000	1,152,900
Crown Castle International Corp.:
7.5%, 12/1/2013 (f)	125,000	124,687
7.5%, 12/1/2013	170,000	169,575
9.375%, 8/1/2011	465,000	509,175
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	1,870,000	1,463,275
GCI, Inc., 144A, 7.25%, 2/15/2014	250,000	242,500
Insight Midwest LP:
9.75%, 10/1/2009 (f)	430,000	453,650
10.5%, 11/1/2010	185,000	201,650
144A, 10.5%, 11/1/2010	180,000	196,200
LCI International, Inc., 7.25%, 6/15/2007	715,000	629,200
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (f)	375,000	331,875
MCI, Inc.:
6.688%, 5/1/2009 (f)	525,000	498,750
7.735%, 5/1/2014 (f)	835,000	774,460
Nextel Communications, Inc., 5.95%, 3/15/2014	335,000	314,900
Nextel Partners, Inc.:
8.125%, 7/1/2011	675,000	685,125
11.0%, 3/15/2010	105,000	118,650
Nortel Networks Corp., 7.4% , 6/15/2006	455,000	457,275
Northern Telecom Capital, 7.875%, 6/15/2026	1,045,000	992,750
Qwest Corp.:
5.625%, 11/15/2008	760,000	737,200
7.25%, 9/15/2025	860,000	748,200
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	1,285,000	1,490,600
144A, 14.0%, 12/15/2014	514,000	612,945
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	400,000	411,000
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	715,000	529,100
Triton PCS, Inc., 8.5%, 6/1/2013 (f)	100,000	104,000
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	605,000	605,000
Western Wireless Corp., 144A, 9.25%, 7/15/2013 (f)	315,000	323,663
		18,039,655
Utilities 2.4%
Calpine Corp., 144A, 8.5%, 7/15/2010	2,635,000	2,331,975
Calpine Generating Co., 144A, 10.25%, 4/1/2011**	455,000	410,638
CMS Energy Corp.:
7.5%, 1/15/2009	550,000	554,125
144A, 7.75%, 8/1/2010	345,000	348,450
8.5%, 4/15/2011	505,000	528,987
DPL, Inc.:
6.875%, 9/1/2011 (f)	855,000	842,175
8.125%, 9/1/2031	155,000	143,375
Illinova Corp., 11.5%, 12/15/2010	860,000	1,019,100
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,000,000	2,015,000
PG&E Corp., 144A, 6.875%, 7/15/2008	450,000	479,250
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	365,000	359,525
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	580,000	633,650
		9,666,250
Total Corporate Bonds (Cost $168,546,286)		169,819,758

Foreign Bonds - US$ Denominated 23.0%
Alestra SA de RL de CV, 8.0%, 6/30/2010	425,000	365,500
Antenna TV SA, 9.0%, 8/1/2007	235,000	237,644
Avecia Group PLC, 11.0%, 7/1/2009	1,125,000	894,375
Axtel SA, 144A, 11.0%, 12/15/2013	580,000	577,100
Banque Centrale de Tunisie, 7.375%, 4/25/2012	500,000	548,750
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014	185,000	221,713
Cascades, Inc., 7.25%, 2/15/2013	545,000	568,162
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014 (f)	520,000	478,400
Conproca SA de CV, 12.0%, 6/16/2010	395,000	501,650
Corp Durango SA, 144A, 13.75%, 7/15/2009*	345,000	227,700
Crown Euro Holdings SA, 10.875%, 3/1/2013	495,000	576,675
Eircom Funding, 144A, 8.25%, 8/15/2013	390,000	421,200
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	415,000	439,900
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	2,345,000	235
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,110,000	1,126,650
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..875%, Series L, 2.063%**, 4/15/2012	1,500,000	1,245,000
Bond, 8.0%, 4/15/2014	467,057	428,758
8.875%, 4/15/2024	605,000	485,815
11.5%, 3/12/2008	1,700,000	1,802,000
14.5%, 10/15/2009	1,300,000	1,524,250
Gaz Capital SA, 144A, 8.625%, 4/28/2034	455,000	439,075
Gazprom OAO, 144A, 9.625%, 3/1/2013 (f)	550,000	565,125
Government of Jamaica, 10.625%, 6/20/2017	830,000	825,850
Government of Ukraine, 7.65%, 6/11/2013	2,050,000	1,956,725
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	105,000	56,700
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	605,000	617,100
Innova S. de R.L., 144A, 9.375%, 9/19/2013 (f)	680,000	738,650
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	610,000	690,825
LeGrand SA, 8.5%, 2/15/2025	420,000	442,575
Luscar Coal Ltd., 9.75%, 10/15/2011	375,000	425,625
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	695,000	712,375
Mizuho Financial Group, 8.375%, 12/29/2049	245,000	258,230
Mobifon Holdings BV, 12.5%, 7/31/2010	595,000	678,300
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	445,000	429,425
Morroco Resources, 2.031%, 1/5/2009**	470,000	461,775
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	535,000	564,425
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	1,051,070	980,500
Nortel Networks Corp., 6.875%, 9/1/2023	200,000	179,000
Nortel Networks Ltd., 6.125%, 2/15/2006 (f)	435,000	430,106
Petroleos Mexicanos SA, 9.5%, 9/15/2027	800,000	916,000
Petroleum Geo-Services ASA:
8.0%, 11/5/2006	165,000	168,713
10.0%, 11/5/2010	1,243,027	1,354,899
Petroliam Nasional Berhad:
7.625%, 10/15/2026	700,000	768,896
7.75%, 8/15/2015	4,500,000	5,179,415
Province of Ontario, 2.65%, 12/15/2006	8,000,000	7,924,688
Republic of Argentina:
8.375%, 12/20/2049*	1,000,000	308,750
9.75%, 9/19/2027*	1,100,000	330,000
11.375%, 3/15/2010*	650,000	209,950
12.25%, 6/19/2018*	424,500	118,860
Republic of Bulgaria, 8.25%, 1/15/2015	5,070,000	5,817,825
Republic of Colombia:
8.125%, 5/21/2024	1,030,000	875,500
10.0%, 1/23/2012	900,000	958,500
Republic of Ecuador, Step-up Coupon, 7.0% to 8/15/2004, 8.0% to 8/15/2005	2,050,000	1,440,125
Republic of Indonesia:
6.75%, 3/10/2014	400,000	359,436
144A, 6.75%, 3/10/2014	60,000	53,700
Republic of Philippines:
9.5%, 10/21/2024	750,000	817,500
9.875%, 3/16/2010	700,000	761,250
9.875%, 1/15/2019	1,400,000	1,438,500
Republic of South Africa, 8.5%, 6/23/2017	1,700,000	1,963,500
Republic of Turkey:
9.5%, 1/15/2014	200,000	215,500
10.5%, 1/13/2008	290,000	324,800
11.0%, 1/14/2013	1,600,000	1,856,000
11.75%, 6/15/2010	1,000,000	1,181,250
11.875%, 1/15/2030	1,000,000	1,296,250
12.375%, 6/15/2009	2,820,000	3,341,700
Republic of Uruguay:
7.5%, 3/15/2015	940,000	723,800
7.875%, 1/15/2033	380,000	250,800
Republic of Venezuela:
5.375%, 8/7/2010	300,000	229,500
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,250,000	1,087,500
9.25%, 9/15/2027 (f)	20,000	16,600
9.375%, 1/13/2034	300,000	246,750
144A, 10.75%, 9/19/2013	2,900,000	2,827,500
Rhodia SA, 144A, 7.625%, 6/1/2010 (f)	500,000	452,500
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	165,000	155,100
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	3,020,000	2,769,340
12.75%, 6/24/2028	600,000	886,500
Russian Ministry of Finance:
3.0%, 5/14/2011	3,200,000	2,448,000
3.5%, 5/14/2008	1,800,000	1,584,000
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	335,000	358,583
8.25%, 4/11/2010 (f)	155,000	174,065
Sistema Capital SA, 144A, 8.875%, 1/28/2011	345,000	338,100
Stena AB, 9.625% , 12/1/2012	130,000	146,250
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,575,000	960,750
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011 (f)	1,615,000	1,647,300
TFM SA de CV:
10.25%, 6/15/2007	1,655,000	1,721,200
11.75%, 6/15/2009	50,000	49,625
12.5%, 6/15/2012	455,000	507,325
United Mexican States:
5.875%, 1/15/2014	150,000	145,200
7.5%, 4/8/2033	1,700,000	1,644,750
8.0%, 9/24/2022	2,660,000	2,806,300
8.125%, 12/30/2019	1,300,000	1,413,750
9.875%, 2/1/2010	600,000	735,900
Vicap SA, 11.375%, 5/15/2007	430,000	434,300
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	530,000	500,850
Vivendi Universal SA, Series B, 144A, 9.25%, 4/15/2010	980,000	1,144,150
Total Foreign Bonds - US$ Denominated (Cost $98,263,973)		92,511,738

Foreign Bonds - Non US$ Denominated 19.0%
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	970,000	1,220,621
Kingdom of Spain, 6.0%, 1/31/2008 EUR	16,000,000	21,162,118
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	8,229,084
Republic of Argentina:
7.0%, 3/18/2049* EUR	2,965,493	841,459
7.5%, 5/23/2049* EUR	1,400,353	419,563
7.875%, 7/29/2005* EUR	409,034	137,258
8.5%, 2/23/2005* EUR	153,388	26,317
8.75%, 2/4/2049* EUR	1,100,000	375,780
9.0%, 6/20/2049* EUR	1,400,000	478,685
9.0%, 9/19/2049* EUR	373,243	62,895
10.5%, 11/29/2049* EUR	1,022,584	175,447
12.0%, 9/19/2016* EUR	204,517	36,969
Republic of Greece, 4.6%, 5/20/2013 EUR	17,250,000	21,225,965
Republic of Italy, 10.5%, 4/28/2014 GBP	7,450,000	18,372,650
Republic of Romania, 8.5%, 5/8/2012 EUR	2,620,000	3,667,449
Total Foreign Bonds - Non US$ Denominated (Cost $72,814,855)		76,432,260

US Government Backed 10.2%
US Treasury Bond:
5.375%, 2/15/2031 (f)	1,160,000	1,175,225
6.25%, 8/15/2023 (f)	6,400,000	7,111,501
7.25%, 5/15/2016 (f)	5,075,000	6,182,776
12.0%, 8/15/2013 (f)	2,880,000	3,860,888
12.75%, 11/15/2010 (d) (f)	6,100,000	7,065,990
US Treasury Note:
4.75%, 11/15/2008 (f)	1,250,000	1,315,479
5.75%, 8/15/2010 (f)	5,000,000	5,495,705
6.125%, 8/15/2007 (f)	1,850,000	2,029,724
6.5%, 8/15/2005 (f)	6,200,000	6,566,432
Total US Government Backed (Cost $43,339,816)		40,803,720
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	4,239	6,782
ICG Communications, Inc.*	4,026	40
IMPSAT Fiber Networks, Inc.*	20,919	153,755
Total Common Stocks (Cost $1,283,345)		160,577

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	2,740	27
Destia Communications, Inc., 144A*	1,425	0
Empire Gas Corp.*	2,208	0
Waxman Industries, Inc.*	222,607	0
Total Warrants (Cost $445,229)		27

Preferred Stocks 0.3%
Paxson Communications Corp., (PIK)	93	869,550
TNP Enterprises, Inc. "D"	3,146	363,387
Total Preferred Stocks (Cost $1,179,945)		1,232,937

Convertible Preferred Stock 0.2%
Hercules Trust II
(Cost $658,996)	1,040	832,000

	Principal Amount ($)	Value ($)

Convertible Bonds 0.3%
Aspen Technology, Inc., 5.25%, 6/15/2005*	175,000	175,000
DIMON, Inc., 6.25%, 3/31/2007	555,000	518,370
HIH Capital Ltd., 144A, 7.5%, 9/25/2006	120,000	105,400
Nortel Networks Corp., 4.25%, 9/1/2008*	380,000	358,625
Total Convertible Bonds (Cost $1,147,985)		1,157,395

Asset Backed 0.1%
Automobile Receivables
MMCA Automobile Trust, "C", Series 2002-1, 6.2%, 1/15/2010
(Cost $392,839)	473,799	404,279

Loan Participation 0.5%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.0%**, 3/4/2010
(Cost $2,051,676)	2,111,729	2,058,936

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	26,151	147,753
SpinCycle, Inc. "F"*	184	1,040
Total Other (Cost $63,913)		148,793

	Contracts	Value ($)
Purchased Foreign Currency Options 0.1%
JPY Call / USD Put July 2004, 109.3 Strike Price	4,466,325	65,164
SEK Call / USD Put July 2004, 7.6755 Strike Price	624,410	208,491
Total Purchased Foreign Currency Options (Cost $280,948)		273,655

	Shares	Value ($)

Securities Lending Collateral 21.7%
Daily Assets Fund Institutional, 1.08% (e) (g) (Cost $87,265,925)	87,265,925	87,265,925

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $13,290,851)	13,290,851	13,290,851

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $491,026,582) (a)	121.0	486,392,851
Other Assets and Liabilities, Net	(21.0)	(84,357,555)
Net Assets	100.0	402,035,296

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2004.
(a) The cost for federal income tax purposes was $495,362,688. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $8,969,837. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,123,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,093,778.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
(d) At April 30, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(e) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at April 30, 2004 amounted to $85,384,940, which is 21.2% of total net assets.
(g) Represents collateral held in connection with securities lending.
PIK denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At April 30, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Germany Bond	6/8/2004	9	873,538	856,782	16,756
UK Treasury Bond	6/28/2004	101	6,196,901	6,072,325	124,576
5 Year US Treasury Note	6/21/2004	169	19,135,595	18,579,437	556,158
2 Year Treasury Note	6/29/2004	131	28,072,105	27,843,641	228,464
Total net unrealized appreciation					925,954

At April 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Canada Bond	6/21/2004	87	7,081,192	6,949,980	(131,212)
10 Year Japan Bond	6/10/2004	45	55,926,110	56,010,421	84,311
10 Year US Treasury Note	6/21/2004	96	10,905,576	10,608,000	(297,576)
Total net unrealized depreciation					(344,477)

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Put Options
JPY Put / USD Call	446,632,500	July 2004	109.30	95,115
SEK Put / USD Call	62,441,000	July 2004	7.6755	208,491
Total outstanding written options (Premiums received $274,626)				303,606

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $390,469,806)	$ 385,836,075
Investment in Scudder Cash Management QP Trust (cost $13,290,851)	13,290,851
Investment in Daily Assets Fund Institutional (cost $87,265,925)*	87,265,925
Total investments in securities, at value (cost $491,026,582)	486,392,851
Cash	2,995,326
Foreign currency, at value (cost $2,680,140)	2,685,999
Receivable for investments sold	10,777,329
Interest receivable	8,263,558
Receivable for Fund shares sold	155,694
Unrealized appreciation on forward foreign currency exchange contracts	201,026
Other assets	64,076
Total assets	511,535,859
Liabilities
Payable for investments purchased	20,068,213
Payable upon return of securities loaned	87,265,925
Payable for Fund shares redeemed	934,100
Net payable for closed forward foreign currency exchange contracts	29,884
Payable for daily variation margin on open futures contracts	23,693
Unrealized depreciation on forward foreign currency exchange contracts	163,688
Written options, at value (premiums received $274,626)	303,606
Accrued management fee	190,844
Other accrued expenses and payables	520,610
Total liabilities	109,500,563
Net assets, at value	$ 402,035,296

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,166,109)
Net unrealized appreciation (depreciation) on: Investments	(4,633,731)
Futures	581,477
Written options	(28,980)
Foreign currency related transactions	(82,124)
Accumulated net realized gain (loss)	(112,717,761)
Paid-in capital	520,082,524
Net assets, at value	$ 402,035,296

Net Asset Value
Class A Net Asset Value and redemption price per share ($326,684,559 / 71,684,883 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.56
Maximum offering price per share (100 / 95.5 of $4.56)	$ 4.77
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($55,045,631 / 12,095,147 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.55
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,305,106 / 4,430,363 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 131,790
Interest	14,448,025
Interest - Scudder Cash Management QP Trust	65,132
Securities lending income	160,338
Total Income	14,805,285
Expenses: Management fee	1,194,167
Services to shareholders	472,513
Custodian fees	41,180
Distribution service fees	817,828
Auditing	25,480
Legal	5,460
Trustees' fees and expenses	16,950
Reports to shareholders	36,400
Registration fees	27,300
Other	8,281
Total expenses, before expense reductions	2,645,559
Expense reductions	(1,140)
Total expenses, after expense reductions	2,644,419
Net investment income	12,160,866

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	564,250
Futures	74,137
Written options	(437,923)
Foreign currency related transactions	(417,672)
(217,208)
Net unrealized appreciation (depreciation) during the period on: Investments	3,613,518
Futures	705,899
Written options	(28,980)
Foreign currency related transactions	27,618
4,318,055
Net gain (loss) on investment transactions	4,100,847
Net increase (decrease) in net assets resulting from operations	$ 16,261,713

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 12,160,866	$ 24,678,544
Net realized gain (loss) on investment transactions	(217,208)	(19,925,447)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,318,055	66,338,898
Net increase (decrease) in net assets resulting from operations	16,261,713	71,091,995
Distributions to shareholders from: Net investment income: Class A	(11,096,607)	(6,871,503)
Class B	(1,805,681)	(1,462,167)
Class C	(595,797)	(349,565)
Tax return of capital: Class A	-	(15,461,203)
Class B	-	(3,289,942)
Class C	-	(786,536)
Fund share transactions: Proceeds from shares sold	40,198,183	99,273,790
Reinvestment of distributions	8,987,651	18,557,361
Cost of shares redeemed	(69,990,383)	(137,586,945)
Net increase (decrease) in net assets from Fund share transactions	(20,804,549)	(19,755,794)
Increase (decrease) in net assets	(18,040,921)	23,115,285
Net assets at beginning of period	420,076,217	396,960,932
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,166,109 and $171,110, respectively)	$ 402,035,296	$ 420,076,217

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.53	$ 4.08	$ 4.33	$ 4.57	$ 5.26	$ 5.60
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.27	.32	.39	.48	.49
Net realized and unrealized gain (loss) on investment transactions	.05	.49	(.21)	(.20)	(.72)	(.35)
Total from investment operations	.18	.76	.11	.19	(.24)	.14
Less distributions from: Net investment income	(.15)	(.10)	(.25)	(.34)	(.34)	(.48)
Tax return of capital	-	(.21)	(.11)	(.09)	(.11)	-
Total distributions	(.15)	(.31)	(.36)	(.43)	(.45)	(.48)
Net asset value, end of period	$ 4.56	$ 4.53	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Total Return (%)[d]	4.25**	19.05	2.38	4.47	(4.91)	2.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	327	329	300	322	359	492
Ratio of expenses before expense reductions (%)	1.07*	1.12	1.12	1.21[e]	1.10	1.11
Ratio of expenses after expense reductions (%)	1.07*	1.12	1.12	1.19[e]	1.09	1.10
Ratio of net investment income (loss) (%)	5.96*	6.11	7.54	8.78	9.55	8.80
Portfolio turnover rate (%)	222*	180	86	124	37	92
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.52	$ 4.08	$ 4.33	$ 4.57	$ 5.26	$ 5.59
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.23	.29	.35	.43	.43
Net realized and unrealized gain (loss) on investment transactions	.05	.48	(.21)	(.21)	(.72)	(.34)
Total from investment operations	.16	.71	.08	.14	(.29)	.09
Less distributions from: Net investment income	(.13)	(.08)	(.23)	(.30)	(.30)	(.42)
Tax return of capital	-	(.19)	(.10)	(.08)	(.10)	-
Total distributions	(.13)	(.27)	(.33)	(.38)	(.40)	(.42)
Net asset value, end of period	$ 4.55	$ 4.52	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Total Return (%)[d]	3.81**	18.08	1.77	3.20	(5.85)	1.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	71	82	100	119	198
Ratio of expenses before expense reductions (%)	2.00*	1.94	1.94	2.22[e]	2.11	2.06
Ratio of expenses after expense reductions (%)	2.00*	1.94	1.94	2.22[e]	2.10	2.05
Ratio of net investment income (loss) (%)	5.03*	5.29	6.73	7.75	8.50	7.85
Portfolio turnover rate (%)	222*	180	86	124	37	92
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.56	$ 4.11	$ 4.36	$ 4.60	$ 5.29	$ 5.62
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.24	.29	.37	.45	.45
Net realized and unrealized gain (loss) on investment transactions	.04	.49	(.20)	(.21)	(.72)	(.34)
Total from investment operations	.15	.73	.09	.16	(.27)	.11
Less distributions from: Net investment income	(.13)	(.09)	(.23)	(.31)	(.32)	(.44)
Tax return of capital	-	(.19)	(.11)	(.09)	(.10)	-
Total distributions	(.13)	(.28)	(.34)	(.40)	(.42)	(.44)
Net asset value, end of period	$ 4.58	$ 4.56	$ 4.11	$ 4.36	$ 4.60	$ 5.29
Total Return (%)[d]	3.82**	18.20	2.00	3.55	(5.51)	1.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	15	16	19	30
Ratio of expenses before expense reductions (%)	1.96*	1.79	1.76	1.87[e]	1.76	1.87
Ratio of expenses after expense reductions (%)	1.96*	1.79	1.76	1.84[e]	1.75	1.85
Ratio of net investment income (loss) (%)	5.07*	5.44	6.90	8.13	8.87	8.05
Portfolio turnover rate (%)	222*	180	86	124	37	92
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 31, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2004) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $109,116,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000) and October 31, 2011 ($2,476,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, premium amortization on debt securities and investments held in partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $320,709,997 and $386,386,805, respectively. Purchases and sales of US Treasury securities aggregated $112,856,512 and $68,950,139, respectively.

For the six months ended April 30, 2004, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at October 31, 2003	-	-
Options written	1,979,271,350	950,373
Options closed	(1,437,093,870)	(587,757)
Options exercised	-	-
Options expired	(33,103,980)	(87,990)
Outstanding at April 30, 2004	509,073,500	274,626

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of the portion of the Fund's net assets invested in emerging market debt securities. The subadvisor is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six month period ended April 30, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Unpaid at April 30, 2004
Class A	$ 326,522	$ 196,671
Class B	113,728	75,731
Class C	32,263	20,256
	$ 472,513	$ 292,658

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 238,975	$ 33,784
Class C	77,453	12,768
	$ 316,428	$ 46,552

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 395,651	$ 79,746.23%
Class B	79,591	14,658.25%
Class C	26,158	5,948.25%
	$ 501,400	$ 100,352

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $15,051 and $226, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $85,364 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $2.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004, the custodian fees were reduced by $1,140 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

H. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

I. Forward Foreign Currency Commitments

As of April 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	153,165,600	CLP	252,000	8/6/2004	$ 6,286
USD	485,134,000	CLP	797,263	8/6/2004	18,994
USD	1,050,000	COP	2,861,250,000	8/6/2004	13,662
USD	2,472,904,000	COP	927,919	8/6/2004	$ 8,624
USD	388,346,000	COP	146,050	8/6/2004	1,737
USD	7,485,000	PLN	1,864,723	8/6/2004	20,519
USD	4,000,000	PLN	996,254	8/6/2004	10,707
USD	2,297,357	PLN	9,370,000	8/6/2004	11,286
USD	1,552,809	EUR	1,878,191	6/10/2004	20,807
USD	128,000	EUR	154,880	6/10/2004	1,754
USD	62,000,000	EUR	76,570	6/10/2004	2,399
USD	6,045,828	GBP	10,737,391	7/16/2004	84,251
Total unrealized appreciation					$ 201,026

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
CLP	1,040,000	USD	638,300,000	8/6/2004	$ (16,017)
EUR	3,975,000	USD	4,719,915	7/29/2004	(29,723)
PLN	578,635	USD	2,340,000	8/6/2004	(2,090)
CAD	15,246	USD	20,880	5/3/2004	(18)
CAD	15,871	USD	21,750	5/3/2004	(8)
EUR	900	USD	1,075	5/3/2004	(3)
EUR	630	USD	753	5/3/2004	(1)
EUR	16,741,406	USD	19,893,796	7/16/2004	(115,785)
GBP	12,120	USD	21,458	5/4/2004	(37)
GBP	1,797	USD	1,010	5/4/2004	(6)
Total unrealized depreciation					$ (163,688)

As of April 30, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
USD	1,603,163	TRL	2,318,174,000,000	7/29/2004
TRL	1,205,810,000,000	USD	820,000	7/29/2004
TRL	1,112,364,000,000	USD	754,913	7/29/2004	$ (28,250)
USD	520,000	RUB	16,484,000	10/27/2004
RUB	16,484,000	USD	518,365	10/27/2004	(1,634)
Total net receivable (payable)					$ (29,884)

Currency Abbreviations
CAD	Canadian Dollars	PLN	Polish Zloty
CLP	Chilean Peso	RUB	Russian Rubles
COP	Colombian Pesos	TRL	Turkish Lira
EUR	Euro	USD	US Dollar
GBP	British Pounds

J. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,461,352	$ 30,291,443	16,206,491	$ 70,571,666
Class B	1,328,682	6,164,142	4,742,267	20,786,178
Class C	795,064	3,742,598	1,787,554	7,915,946
		$ 40,198,183		$ 99,273,790
Shares issued to shareholders in reinvestment of distributions
Class A	1,596,948	$ 7,413,354	3,371,804	$ 14,745,891
Class B	250,288	1,160,553	691,174	3,013,350
Class C	88,538	413,744	181,140	798,120
		$ 8,987,651		$ 18,557,361
Shares redeemed
Class A	(9,012,336)	$ (41,978,799)	(20,400,596)	$ (88,779,082)
Class B	(5,245,288)	(24,325,601)	(9,712,491)	(42,613,467)
Class C	(785,810)	(3,685,983)	(1,408,124)	(6,194,396)
		$ (69,990,383)		$ (137,586,945)
Net increase (decrease)
Class A	(954,036)	$ (4,274,002)	(822,301)	$ (3,461,525)
Class B	(3,666,318)	(17,000,906)	(4,279,050)	(18,813,939)
Class C	97,792	470,359	560,570	2,519,670
		$ (20,804,549)		$ (19,755,794)

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	81123J-100	81123J-209	81123J-308
Fund Number	010	210	310

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Strategic Income Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------